Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - USD ($) $ in Thousands	Mar. 31, 2019	Mar. 31, 2018
Disclosure Of Trade And Other Receivables [Abstract]
Trade and other receivables, net	$ 46,819	$ 49,204
Due from employees	326	108
Security deposits, net	6,550	6,704
Interest accrued on term deposits	1,767	2,299
Total	55,462	58,315
Non-current	2,267	1,929
Current	$ 53,195	$ 56,386